SASCO 2005-GEL1
Credit Risk Manager Report
June 2005
2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.

The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

This Report is furnished on a confidential basis to the recipient listed herein. By acceptance of this Report, the recipient agrees that it will not:
 I. Transmit this Report to anyone other than a person or entity having a fiduciary relationship with, or beneficial interest in, this portfolio;
II. Reproduce any or all of this Report; or
III. Contact any servicer or originator regarding any information in this Report.
2005 The Murrayhill Company. All Rights Reserved.

Table of Contents
Section One       Executive Summary
Section Two       Prepayment Premium Analysis
Section Three     Loan-Level Report
Section Four      Analytics

2005 The Murrayhill Company. All Rights Reserved.

Section One
Executive Summary
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Executive Summary June 2005
Transaction Summary

Closing Date:                    01/28/2005
Depositor:                       Structured Asset Securities Corporation
Trustee(s):                      U. S. Bank
Master Servicer:                 Aurora Loan Services Master Servicing
Servicer(s):                     Aurora Loan Services, Cendant Mortgage,
                                 Chase Home Finance, Ocwen Financial
                                 Services, Option One Mortgage,
                                 Wells Fargo/ASC, Wells Fargo Bank, N.A.
Mortgage Insurer(s):             General Electric Mortgage Insurance,
                                 Mortgage Guaranty Insurance Corporation,
                                 PMI Mortgage Insurance Co., Republic
                                 Mortgage Insurance Company,
                                 Triad Guaranty Insurance Company,
                                 United Guaranty
                                 Residential Insurance Company
Delinquency Reporting Method:    OTS*

Collateral Summary
                     Closing Date    5/31/05**      5/31/05 as
                                                     a % of
                                                   Closing Date
Collateral Balance    $155,257,025  $126,410,941      81.42%
Loan Count              1,230          1,075          87.40%

* OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
** These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.
2005 The Murrayhill Company. All Rights Reserved.

Loan-Level Analysis

Delinquent Taxes
Murrayhill ID 6006605

-According to the Los Angeles County website, the 2004 property taxes are delinquent in the amount of $4,874.
-This property will be sold at tax sale in 2009 if the 2004 property taxes have not been paid by that time.
-On June 30, 2005 a 10 percent late fee was applied to the delinquent taxes and a one and a half percent fee will be applied monthly until the taxes are paid. -Murrayhill will continue to monitor this loan to ensure the property is not lost at tax sale.

Murrayhill ID 6006597

-According to the Sandoval County website, the 2004 property taxes are delinquent in the amount of $1,045.
-This property will be sold at tax sale in 2007 if the 2004 property taxes have not been paid by that time.
-Murrayhill will continue to monitor this loan to ensure the property is not lost at tax sale.

Collateral Statistics
                               Loan Count         Summed Balance
Repurchases                         0                $0
Suspect Original Appraisals*        0                $0
First Payment Default               1             $162,500
Early Payment Default**             2             $148,917
Multiple Loans to One Borrower      54           $6,890,604
* Value decline of 65 percent or greater since origination.
**A default that occurs on the second or third scheduled payment

Second Lien Statistics
                                 Loan Count     Summed Balance

Total Outstanding Second Liens     308           $9,646,245
30 Days Delinquent                  8            $286,705
60 Days Delinquent                  4            $143,090
90+ Days Delinquent                 4            $114,451

Mortgage Insurance Analysis
                              Number of Loans   Dollar Amount
Claim Payment Breakdown             0                $0
Claims Paid                         0                $0*
Claims Pending                      0                $0**
Claims Rescinded                    0                $0
Claims Without Payment              0                $0
Claims Denied                       0                $0
Claims Withdrawn                    0                $0

*Estimated based on internal calculations
**Estimated claim payment if the claim had not been rescinded

Delinquencies
                                30  60   90+   F   R
As Reported on Remittance:      53  21   11    16  1
As Reported by the Servicer:    53  21   12    15  1
Difference:                      0   0    1     1  0

Prepayments

Distribution  Beginning    Total         Percentage of
Date          Collateral   Prepayments   Prepayment
              Balance
6/25/2005    $132,352,361  $5,930,915       4.48%
5/25/2005    $136,621,258  $4,116,743       3.01%
4/25/2005    $143,876,150  $2,738,198       4.88%

Prepayment Premium Analysis

Prepayment Premium Issues for the Current Month

In the 6/25/2005 remittance, 14 loans with active prepayment flags were paid off, all of which had premiums remitted totaling $71,118. Murrayhill ID 6006551 paid off without an active prepayment premium, but remitted $4,170. A prepayment premium reversal occurred for Murrayhill ID 6005655 in the amount of $7,735. The borrower provided proof of sale which nullified the prepayment premium. Please refer to the prepayment premium analysis section of this report for additional information on the loans that were paid off in May 2005.

Loss Analysis

As of the 6/25/2005 distribution, no losses have passed through to the trust. A monthly loss distribution graph will be included with this report beginning with the month in which the first loss occurs.

2005 The Murrayhill Company. All Rights Reserved.

Section Two
Prepayment Premium Analysis
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Prepayments
Mortgage Data Through: May 31, 2005
                                6/25/05  5/25/05  4/25/05 3/25/05 2/25/05
Total Cash Flows
Remitted by Servicers           $75,287  $22,198  $44,153 $51,932 $25,055
Remitted by Trustee             $67,552  $22,198  $44,153 $51,932 $25,055
Difference                      $7,735   $0       $0      $0      $0

Total Collections by the Servicer
                                6/25/05  5/25/05  4/25/05 3/25/05 2/25/05
Total Paid-Off Loans (A)          36       25       38      14      27
Total Paid-Off Loans with Flags   15        4        9      10       3

Exceptions
Expired Prepayment Clauses         1        0        1       0       0
Liquidations                       0        0        0       0       0
(charge-offs, short sale, REO)
Acceleration of Debt               0        0        0       0       0
Note did not Allow                 0        0        1       0       0
Total Exceptions                   1        0        2       0       0

Other Exceptions                   0        0        0       0       0

Prohibited under State Statutes    0        0        0       0       0

Loans with Active Prepayment      14        4        7      10       3
Premiums with Remitted
Premiums ( B )

Loans without Prepayment           1        0        0       0       0
Flags with Remitted Premiums

Total Loans with Remitted         15        4        7      10       3
Prepayment Premiums ( C )

Loans with Active Prepayment      14        4        7      10       3
Premiums ( D )

Premiums Remitted for Loans     100%      100%     100%    100%     100%
with Active Prepayment
Flags (B/D)

Total Loans with Remitted       107%      100%     100%    100%     100%
Premiums (C/D)

Total Loans with Remitted       41.67%   16.00%   18.42%  71.43%   11.11%

2005 The Murrayhill Company. All Rights Reserved.

Murrayhill  ST.  Del.    Orig.  PPP    Exp.   Payoff   Premium  % of
ID               String  Date   Flag   Date   Balance  Remitted Premium
                                                                to Payoff
                                                                Balance
6006831      CA  CCCC0  5/13/04   1   5/13/05 $248,411  $0        0%
6006551      FL  CCCC0  8/27/03   0   8/27/03 $117,761 $4,170     4%
6006795      MO  C3CC0 10/25/04   2  10/25/06 $59,367  $1,187     2%
6005670      DC  CCCC0   7/1/04   2    7/1/06 $193,635 $1,584     1%
6006091      MI  CCCC0  3/26/04   3   3/26/07 $210,815 $2,108     1%
6005726      CA  CCCC0  8/12/04   2   8/12/06 $65,741  $2,362     4%
6006706      LA   CCC0 4 /22/04   2   4/22/06 $322,142 $3,221     1%
6006830      PA  CCCC0 10/14/04   2  10/14/06 $96,898  $3,270     3%
6006783      CA  CCCC0  9/20/04   2   9/20/06 $95,657  $3,613     4%
6006791      FL  CCCC0 10/27/04   2  10/27/06 $101,069 $4,039     4%
6006633      NV  CCCC0   9/9/04   2    9/9/06 $118,352 $4,072     3%
6006798      SD  CCCC0  10/5/04   2   10/5/06 $107,731 $4,479     4%
6006561      NV  CCCC0  7/28/04   2   7/28/06 $329,136 $7,949     2%
6005650      CA  CCCC0  1/27/04   2   1/27/06 $320,000 $8,320     3%
6006610      CA  CCCC0  8/20/04   2   8/20/06 $330,422 $8,775     3%
6006564      CA  CCCC0  7/28/04   2   7/28/06 $589,000 $16,139    3%

2005 The Murrayhill Company. All Rights Reserved.

Section Three
Loan-Level Report
2005 The Murrayhill Company. All Rights Reserved.

Loan-Level Report Definitions

FICO : Represents the borrower's credit score at the time of securitization/origination.

Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Murrayhill uses this date to calculate delinquencies.

Valuation: Represents what is believed to be the most accurate known value of a property based on Murrayhill's internal formulas. Several value appraisals may exist for a property, yet only what is believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.

Liquidation Date: Murrayhill's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.

Estimated Loss/(Gain): Murrayhill's internal estimate of the loss (or gain) that the loan will experience if it liquidates on the Liquidation Date.

Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan. The right-most character specifies the last known delinquency status, according to the following:

C = The contractually due payment arrived on time.
3 = The contractually due payment had not arrived within thirty days. 6 = The contractually due payment had not arrived within sixty days. 9 = The contractually due payment had not arrived within ninety days. F = The property is in the process of foreclosure.
R = The property is real estate owned (REO).
0 = The mortgage has either liquidated or been paid off.

Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.

2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-GEL1 Loan-Level Report
*
Mortgage Data Through: May 31, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1 $6,179 9/18/2006 30.89% 6005844 $20,000
$9,346
Internal Estimate
3/31/2005
69999
Monitor
$15,000
$11,400
133%
82%
7/18/1990
10/18/2004
PR
519
Default Reason: (Unknown)
6/9/2005 delay in proceeding to foreclosure status. This loan has a LIPD of 10/18/2004. The borrower is not on a payment plan and is not protected by bankruptcy. Murrayhill asked the servicer to explain the
MN 12/15/2003 BPO $216,000 20% 108.50% 2 10/15/2006 $43,200 $46,874 36C36
6006065
$42,612 3/11/2005 Monitor $205,000 21% 2/15/2005 650
Default Reason: (Unknown)
6/9/2005 A BPO performed on 3/11/2005 valued this property at $205,000. This is a five percent value decline since origination. This loan has been added to the Watchlist because Murrayhill is estimating a loss of $46,874, a severity of 109 percent.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-GEL1 Loan-Level Report Mortgage Data Through: May 31, 2005
Watchlist
 Lien
Group
Valuation
Valuation Date
State
FICO
First Pmt.
Last Paid Dt. Loan Number
2 6005681 BPO
1/12/2005
9/1/2004
12/1/2004
WI
511
Default Reason: (Unknown)
7/12/2005 The borrower is performing on the repayment plan. Based on a BPO performed on 1/12/2005, the value of the property is $70,000. According to the servicer system, the senior lien is current and has an unpaid principal balance of $51,009. Based on the valuation and the senior lien balance, Murrayhill is estimating a loss of $27,282, a severity of 109 percent. Murrayhill will recommend an equity analysis be performed if the borrower becomes delinquent on the repayment plan.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
2005 The Murrayhill Company. All Rights Reserved.
Orig Amount OLTV
CLTV
Orig. Appr.
Current Value Current Bal
$25,000
$24,802
$77,000
$70,000
32%
35%
* Delinquency
Status
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage
$27,282 9/1/2006 109.12% 69999
Monitor - Pay Plan
SASCO 2005-GEL1 Loan-Level Report
*
Mortgage Data Through: May 31, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1 $57,679 9/1/2006 22.18% 6006597 $260,000
$259,034
Internal Estimate
3/31/2005
CCC33
Monitor
$325,000
$257,068
80%
101%
10/1/2004
3/1/2005
NM
588
Default Reason: (Unknown)
7/5/2005 2004 property taxes have not been paid by that time. Murrayhill will continue to monitor this loan to ensure the property is not lost at tax sale. According to the Sandoval County website, the 2004 property taxes are delinquent in the amount of $1,045. This property will be sold at tax sale in 2007 if the CA 10/1/2004 Internal Estimate $635,000 79% 25.61% 1 6/1/2006 $499,000 $127,807
CC3C3 6006605
$497,154 3/31/2005 Monitor $457,203 109% 3/1/2005 533
Default Reason: (Unknown)
7/13/2005 According to the Los Angeles County website, the 2004 property taxes are delinquent in the amount of $4,874. This property will be sold at tax sale in 2009 if the will be applied monthly until the taxes are paid. Murrayhill will continue to monitor this loan to ensure the property is not lost at tax sale. 2004 property taxes have not been paid by that time. On June 30, 2005 a 10 percent late fee was applied to the delinquent taxes and a one and a half percent fee
AL 9/1/2004 BPO $70,000 70% 88.73% 1 11/1/2006 $49,000 $43,481 F9RR 6006618
$48,969 4/21/2005 Active $25,000 196% 10/1/2004 472
Default Reason: (Unknown)
6/9/2005
request a hazard insurance claim be filed.
A BPO performed on 4/21/2005 valued this property at $25,000. This is a 64 percent value decline since origination. Based on this value, Murrayhill is estimating a loss of $43,831, a severity of 89 percent. Murrayhill asked the servicer to detail the reasons for the value decline. If the damage is insurable, Murrayhill will
TX 6/1/2004 BPO $120,000 20% 109.82% 2 10/1/2005 $23,780 $26,115 9999 6006775
$23,741 1/12/2005 Active - BK $118,000 20% 10/1/2004 512
Default Reason: (Unknown)
6/9/2005 A BPO performed on 1/12/2005 valued the property at $118,000. This loan has been added to the Watchlist because Murrayhill is estimating a loss severity of 110 percent. The borrower filed for Chapter 13 bankruptcy on 4/4/2005. Murrayhill will continue to monitor this loan to ensure post-petition payments are made.
12/1/2004 Internal Estimate $125,000 80% 31.94% 1 8/1/2006 $100,000 $31,945
C669F 6006796
$99,948 3/31/2005 Monitor $95,926 104% 12/1/2004
IN
585
Default Reason: (Unknown)
7/12/2005 This loan has been added to the Watchlist because it is an early payment default and was originated as a cash-out refinance. This loan entered foreclosure status on 5/13/2005. Based on Indiana foreclosure timelines, this loan should proceed to foreclosure sale in December 2005.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
2005 The Murrayhill Company. All Rights Reserved.

Section Four
Analytics
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Delinquent Balance Over Time
Mortgage Data Through: May 31, 2005

AsOfDate   30 Days   60 Days    90 Days          FC            REO
1/31/2005  $2786078  $1383899        $84289          $227152   $0
2/28/2005  $4485958  $2384268        $496486          $1063358  $0
3/31/2005  $3803409  $1501902        $546483          $1623343  $0
4/30/2005  $7288578  $1718699        $1096430  $1263970  $48969
5/31/2005  $7570527  $2590389        $579300          $1974025  $48969

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Delinquent Count Over Time
Mortgage Data Through: May 31, 2005

AsOfDate   30 Days   60 Days   90 Days        FC    REO
1/31/2005    44               19          1         2     0
2/28/2005    37               23         10         7     0
3/31/2005    26               17         10        12     0
4/30/2005    48               12         15        12     1
5/31/2005    53               21         12        15     1

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Conditional Prepayment Rates
Mortgage Data Through: May 31, 2005

Date            Distribution Date         CPR        3-Month MA
5/31/2005        6/25/2005        42.38%         39.77%
4/30/2005        5/25/2005        30.79%         32.88%
3/31/2005        4/25/2005        45.21%
2/28/2005        3/25/2005        20.27%
1/31/2005        2/25/2005        31.98%

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Historical SDA Performance
Mortgage Data Through: May 31, 2005

        Weighted Default  Monthly  CDR    SDA   SDA %
Date    Average   Amt     Default (F-R)  Curve
          Age              Rate
5/31/05  19.88    $0      0.00%   0.00%  0.40%  0%
4/30/05  18.72    $0      0.00%   0.00%  0.37%  0%
3/31/05  17.76    $0      0.00%   0.00%  0.36%  0%
2/28/05  15.01    $0      0.00%   0.00   0.30%  0%
1/31/05  15.43    $0      0.00%   0.00%  0.31%  0%

Averages:16.73    $0      0.00%   0.00%  0.33%  0%

2005 The Murrayhill Company. All Rights Reserved.